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                                                                    Exhibit 23.2



                        Independent Accountants' Consent




The Board of Directors
Cardinal Financial Corporation:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in Amendment No. 3 to the Registration Statement filed on form SB-2, SEC file number 333-54826.




McLean, Virginia
April 5, 2002